UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2022

 ENTASIS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38670	82-4592913
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Gatehouse Drive Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

  Registrant’s telephone number, including area code: (781) 810-0120

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ETTX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On February 17, 2022, Entasis Therapeutics Holdings Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Innoviva Strategic Opportunities LLC, a wholly owned subsidiary of Innoviva, Inc. (together with such subsidiary, “Innoviva”), pursuant to which the Company issued and sold to Innoviva, in a private placement which closed on February 18, 2022 (the “Private Placement”), a convertible promissory note having a principal amount of $15,000,000 (the “Convertible Note”). The Convertible Note is convertible at maturity at the election of the Company or Innoviva into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a conversion price of $1.48 per share of Common Stock and warrants to purchase an equal number of shares of Common Stock with an exercise price of $1.48 per share of Common Stock (the “Warrants”). The Convertible Note will also be convertible at the option of Innoviva if the Company engages in certain capital markets transactions, asset sales or royalty transactions. If the Company is acquired prior to the maturity date of the Convertible Note, the Convertible Note will be payable in cash at the time of such acquisition. The Convertible Note will mature on August 18, 2022 and bears interest at a rate of 0.59% per annum to, but excluding, the date of repayment or conversion of the Convertible Note. From and including the date of maturity, if not converted, the Convertible Note will bear interest at a rate of 10.00% per annum to, but excluding, the date of repayment or conversion of the Convertible Note.

The Convertible Note and the Warrants will have provisions that preclude conversion or exercise, respectively, if such conversion or exercise would result in the issuance of more than 19.99% of the Company’s currently outstanding Common Stock in the aggregate prior to obtaining stockholder approval. Innoviva currently holds approximately 60% of the Company’s outstanding Common Stock, and has agreed to vote its eligible shares in favor of the transaction.

The Securities Purchase Agreement contains customary representations and warranties as well as certain operating covenants applicable to the Company until the Closing.

The descriptions of the Securities Purchase Agreement, the Convertible Note and the Warrants do not purport to be complete and are qualified in their entirety by the full text of the Securities Purchase Agreement, the form of Convertible Note and form of Warrant, copies of which are being filed as Exhibits 10.1, 4.1 and 4.2 to this Current Report on Form 8-K (the “Current Report”), respectively, and are incorporated by reference herein.

Registration Rights Agreement

On February 18, 2022, the Company and Innoviva entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Company must prepare and file with the Securities and Exchange Commission (the “SEC”), a registration statement with respect to the resale of shares of Common Stock and the Warrants issuable upon conversion of the Convertible Note and shares of Common Stock issuable upon exercise of the Warrants.

The description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Form of Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under the Item 1.01 under the heading “Securities Purchase Agreement” is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 is incorporated herein by reference. The Private Placement was made in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. Innoviva represented in the Securities Purchase Agreement that it was, on the date of entry into the Securities Purchase Agreement, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

Item 3.03	Material Modifications to Rights of Security Holders.

On February 17, 2022, the Company entered into the Securities Purchase Agreement described above, which also extended the terms of warrants beneficially owned by Innoviva that were issued on each of April 22, 2020, June 11, 2020, September 1, 2020, May 3, 2021 and June 11, 2021 by two years to, respectively, April 22, 2027, June 11, 2027, September 1, 2027, May 3, 2028 and June 11, 2028.

Forward-Looking Statements

Any statements in this Current Report about the Company’s future expectations, plans and prospects, including statements about the expected Second Closing and other statements containing the words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from current expectations and beliefs, including but not limited to: whether the conditions for the closings of the Private Placement will be satisfied; competitive factors; general economic and market conditions and the risks more fully described in the Company’s filings with the SEC, including the section titled “Risk Factors” contained therein. Forward-looking statements contained in this Current Report are made as of this date, and except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Convertible Promissory Note, dated February 18, 2022.
4.2	Form of Warrant Certificate.
10.1	Securities Purchase Agreement, dated February 17, 2022, by and between the Company and Innoviva.
10.2	Registration Rights Agreement, dated February 18, 2022 by and between the Company and Innoviva.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entasis Therapeutics Holdings Inc.

February 18, 2022	By:	/s/ Elizabeth M. Keiley
	Name:	Elizabeth M. Keiley
	Title:	General Counsel